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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Amendment No. 3 to Registration Statement No. 333-117800 of Peninsula Gaming, LLC and subsidiaries of our report dated March 10, 2004 (June 16, 2004 as to Note 1), with respect to The Old Evangeline Downs, L.L.C. (a wholly owned subsidiary of Peninsula Gaming, LLC), appearing in the Prospectus, which is a part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/  DELOITTE & TOUCHE LLP

Cedar Rapids, Iowa
November 10, 2004

EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Amendment No. 3 to Registration Statement No. 333-117800 of Peninsula Gaming, LLC and subsidiaries of our report dated March 10, 2004 (June 16, 2004 as to Note 1), with respect to The Old Evangeline Downs, L.C. (the "Predecessor Company"), which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Predecessor Company changing its method of accounting for goodwill and intangible assets to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, appearing in the Prospectus, which is a part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP
Cedar Rapids, Iowa
November 10, 2004

EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Amendment No. 3 to Registration Statement No. 333-117800 of Peninsula Gaming, LLC and subsidiaries (the "Company") of our report dated March 10, 2004 (June 16, 2004 as to Note 1) with respect to the Company, which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's changing its method of accounting for goodwill and intangible assets to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, appearing in the Prospectus, which is a part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP
Cedar Rapids, Iowa
November 10, 2004

EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Amendment No. 3 to Registration Statement No. 333-117800 of Peninsula Gaming, LLC and subsidiaries of our report dated October 25, 2004 with respect to Diamond Jo, LLC (a wholly owned subsidiary of Peninsula Gaming, LLC), which report expresses an unqualified opinion and includes an explanatory paragraph relating to Diamond Jo, LLC changing its method of accounting for goodwill and intangible assets to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, appearing in the Prospectus, which is a part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP
Cedar Rapids, Iowa
November 10, 2004

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM